UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2024
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-33292	20-3431375
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered(1)
None	None	None

(1) On February 27, 2024, the NYSE filed a Form 25 with the Securities and Exchange Commission (the “SEC”) to delist the registrant's common stock and 7.375% Series A Cumulative Redeemable Preferred Stock from the New York Stock Exchange. The delisting became effective on March 11, 2024. The deregistration of the registrant's common stock and 7.375% Series A Cumulative Redeemable Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing date of the Form 25. The common stock and 7.375% Series A Cumulative Redeemable Preferred Stock currently trade on the OTC Pink Marketplace under the symbols "CORRQ" AND "CORLQ," respectively.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As previously disclosed, on February 25, 2024, CorEnergy Infrastructure Trust, Inc. (the “Company”) filed a voluntary petition to commence proceedings under chapter 11 (the “Chapter 11 Case”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Missouri (the “Bankruptcy Court”). The Chapter 11 Case is being administered under the caption “In re: CorEnergy Infrastructure Trust, Inc,” Case No. 24-40236. The Company continues to operate and manage its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. Additional information about the Chapter 11 Case, including access to Bankruptcy Court documents, is available online at https://cases.stretto.com/corenergy, a website administered by Stretto, a third-party bankruptcy claims and noticing agent. The documents and other information on this website are not part of this Current Report on Form 8-K and shall not be incorporated by reference herein.

Item 2.02	Results of Operations and Financial Condition.

On April 11, 2024, the Company filed with the Bankruptcy Court preliminary unaudited financial information for the fiscal year ended December 31, 2023. A copy of the preliminary unaudited financial information is attached as Exhibit 99.1 to this Current Report Form 8-K.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.06	Material Impairments.

On April 11, 2024, the Company filed with the Bankruptcy Court the attached preliminary unaudited financial information for the fiscal year ended December 31, 2023. During the preparation of the 2023 annual consolidated financial statements, the Company re-assessed and ultimately shortened the useful lives of the Crimson assets. This assessment included an evaluation of the continued declining volumes transported and increasing expenses on the Crimson system, as well as the challenges associated with the implementation of the Company’s tariff rate cases. The Company considered the large impairments recorded by California oil producers as well as the lack of active permitting in the state as factors in assessing the assumptions utilized in its analysis. As a result of these factors, the Company determined the carrying value of certain of its long-lived assets were greater than the fair value and accordingly recorded a preliminary loss on impairment of long-lived assets of $254.9 million, subject to additional adjustments that may be recorded prior to the issuance of the Company's audited consolidated financial statements and filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023. The Company does not currently expect the impairment charge to result in future cash expenditures.

The Company intends to include information regarding this impairment including all required disclosures in accordance with U.S. generally accepted accounting principles ("GAAP") in its Annual Report on Form 10-K for the year ended December 31, 2023. Because the Company was not be able to timely file the Annual Report, it is now disclosing the material impairment as required in this Current Report on Form 8-K.

Cautionary Note Regarding Preliminary Unaudited Financial Information

The Company has not completed its financial statement close process for its consolidated financial statements for the year ended December 31, 2023. The preliminary unaudited financial information attached hereto and disclosed in this Form 8-K are based on preliminary unaudited information and management's current expectations and estimates, are inherently uncertain and are subject to adjustment and revision in connection with the Company's financial closing procedures, the Company's completion of the preparation of the audited consolidated financial statements and required disclosures for the fiscal year ended December 31, 2023, any adjustments identified by the Company's auditors in the course of their audit of such financial statements, and other developments arising between now and the time such financial statements are issued. The Company's external auditors have not completed their audit of the Company's financial statements as of and for the year ended December 31, 2023 nor have they expressed an opinion or any other form of assurance on this preliminary unaudited financial information. This preliminary unaudited financial information is not a comprehensive statement of the Company's financial results or financial condition and required disclosures in accordance with GAAP for the period covered thereby and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP and are not necessarily indicative of the Company's results or financial condition for such period or any future period. Actual results and other disclosures may differ materially from this preliminary unaudited financial information.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Case.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements made in this Current Report, may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including but not limited to, expectations with respect to the Company's business and operations, including the Company's preliminary unaudited financial information for the fiscal year ended December 31, 2023 and expected impairment charge for the fiscal year ended December 31, 2023. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially and reported results should not be considered as an indication of future performance. These risks and uncertainties include, but are not limited to: the finalization of the Company's financial closing procedures and financial statements for the fiscal year ended December 31, 2023, and the review and audit by the Company's independent auditors of such financial statements and any resulting adjustments; risks and uncertainties regarding the Company’s ability to successfully consummate and complete a plan of reorganization under Chapter 11; the Company’s ability to continue operating in the ordinary course while the Chapter 11 Case is pending; potential adverse effects of the Chapter 11 Case on the Company’s business, financial condition, liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Case; objections to the Company's proposed plan of reorganization or other pleadings filed with the Bankruptcy Court that could protract the Chapter 11 Case; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 Case; the Company’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the restructuring; the Company’s ability to comply with the restrictions imposed by the terms and conditions of the potential financing arrangements; the Company’s ability to effectively implement its strategic plan; the Company’s liquidity needs to operate its business and execute its strategy, and related use of cash; the Company’s ability to maintain relationships with suppliers, customers, employees, regulatory authorities and other third parties as a result of the Chapter 11 Case; the effects of the restructuring and the Chapter 11 Case on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 Case, including the approvals of the terms and conditions of any plan of reorganization and the outcome of the Chapter 11 Case generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Case; risks associated with third-party motions in the Chapter 11 Case, which may interfere with the Company’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; other litigation and inherent risks involved in a bankruptcy process; and the other risks and uncertainties disclosed in the Company’s annual and quarterly periodic reports and other documents filed with the SEC. Forward-looking statements speak only as of the date they are made. The Company undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	EXHIBITS.

Exhibit No.	Description
99.1	2023 Preliminary Unaudited Financial Information
104.0	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: April 17, 2024	By:	/s/ Robert L Waldron
Robert L Waldron
President and Chief Financial Officer